SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  September 23, 2005


                                   EPLUS INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                  Delaware                000-28926           54-1817218
               --------------          --------------       --------------
     (State or other jurisdiction  (Commission File Number) (IRS Employer
              of incorporation)                             Identification No.)

            13595 Dulles Technology Drive, Herndon, Virginia 20171-3413
               -----------------------------------------------------
          (Address, including zip code, of principal executive office)

                                 (703) 984-8400
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[   ]   Written communications pursuant to Rule 425  under  the  Securities  Act
        (17 CFR 230.425)

[   ]   Soliciting  material  pursuant to Rule  14a-12  under  the  Exchange Act
        (17 CFR 240.14a-12)

[   ]   Pre-commencement  communications pursuant  to Rule  14d-2(b)  under  the
        Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement  communications  pursuant to  Rule 13e-4(c)  under  the
        Exchange Act (17 CFR 240.13e-4(c))



















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Item 1.01  Entry into a Material Definitive Agreement

On  September  23, 2005 ePlus inc.  ("ePlus" or the  "Company")  entered  into a
Credit   Agreement  ("the  Credit   Agreement")  with  National  City  Bank,  as
Administrative   Agent,   and  Branch   Banking  and  Trust  Company   ("BB&T").
Simultaneously with the execution of the Credit Agreement, the Company's existing credit agreement with National City Bank, BB&T, and Bank of America, N.A. was terminated. The maximum amount that can be borrowed under the Credit Agreement is $35 million. The term of the new credit facility expires, subject to earlier termination upon certain events, on July 21, 2006. In certain events of default, as set forth in the Credit Agreement, the lenders may terminate the Credit Agreement and accelerate the maturity of any amounts then owed under the Credit Agreement.

The foregoing description of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement, a copy of which is attached hereto as Exhbit 10.1 and incorporated herein by reference.

On September 26, 2005, ePlus issued a press release announcing the conclusion of the Credit Agreement. A copy of the press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 1.02  Termination of a Material Definitive Agreement

See the description contained in Item 1.01 above, which is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

10.1 Credit Agreement dated September 23, 2005, by and among ePlus inc., its subsidiaries named therein, and certain banking institutions named therein, with National City Bank as Administrative Agent.

99.1 Press Release dated September 26, 2005 issued by ePlus inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ePlus inc.


                                              By: /s/ STEVEN J. MENCARINI
                                                  ------------------------------
                                                  Steven J. Mencarini
Date: September 28, 2005                          Chief Financial Officer